                                    MARQUIS FUNDS
                                    THE ARBOR FUND
                           THE ADVISORS' INNER CIRCLE FUND
                                   EXPEDITION FUNDS
                                OAK ASSOCIATES FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned officer of the Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Expedition Funds and Oak Associates Funds (the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trusts' Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/David G. Lee                             Date: 11/10/97
----------------------                            -----------------
David G. Lee
President and Chief Executive Officer

                                    MARQUIS FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned officer of the Marquis Funds (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/James F. Volk                            Date: 11/12/97
----------------------                            -----------------
James F. Volk
Controller and Chief Financial Officer

                                    MARQUIS FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the Marquis Funds (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/Barry Mulroy                             Date: Nov 18, 1997
----------------------                            -----------------
Barry Mulroy
Trustee

                                    MARQUIS FUNDS
                                    THE ARBOR FUND
                           THE ADVISORS' INNER CIRCLE FUND
                                   EXPEDITION FUNDS
                                 OAK ASSOCIATES FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Expedition Funds and Oak Associates Funds (the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trusts' Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/John T. Cooney                           Date: November 10, 1997
----------------------                            -----------------
John T. Cooney
Trustee

                                    MARQUIS FUNDS
                                    THE ARBOR FUND
                           THE ADVISORS' INNER CIRCLE FUND
                                   EXPEDITION FUNDS
                                 OAK ASSOCIATES FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Expedititon Funds and Oak Associates Funds (the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trusts' Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/William M. Doran                         Date: Nov 10, 1997
----------------------                            -----------------
William M. Doran
Trustee

                                    MARQUIS FUNDS
                                    THE ARBOR FUND
                           THE ADVISORS' INNER CIRCLE FUND
                                   EXPEDITION FUNDS
                                  OAK ASSOCIATES FUNDS

                                  POWER OF ATTORNEY

    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Expedition Funds and Oak Associates Funds (the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/Frank E. Morris                          Date: 11/10/97
----------------------                            -----------------
Frank E. Morris
Trustee

                                    MARQUIS FUNDS
                                    THE ARBOR FUND
                           THE ADVISORS' INNER CIRCLE FUND
                                   EXPEDITION FUNDS
                                 OAK ASSOCIATES FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Expedition Funds and Oak Associates Funds (the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trusts' Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/Robert A. Nesher                         Date: 11/10/97
----------------------                            -----------------
Robert A. Nesher
Trustee

                                    MARQUIS FUNDS
                                    THE ARBOR FUND
                           THE ADVISORS' INNER CIRCLE FUND
                                   EXPEDITION FUNDS
                                 OAK ASSOCIATES FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Expedition Funds and Oak Associates Funds (the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trusts' Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/Eugene B. Peters                         Date: Nov 10, 1997
----------------------                            -----------------
Eugene B. Peters
Trustee

                                    MARQUIS FUNDS
                                    THE ARBOR FUND
                           THE ADVISORS' INNER CIRCLE FUND
                                   EXPEDITION FUNDS
                                 OAK ASSOCIATES FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Expedition Funds and Oak Associates Funds (the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trusts' Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/Robert A. Patterson                      Date: 11/10/97
----------------------                            -----------------
Robert A. Patterson
Trustee

                                    MARQUIS FUNDS
                                    THE ARBOR FUND
                           THE ADVISORS' INNER CIRCLE FUND
                                   EXPEDITION FUNDS
                                 OAK ASSOCIATES FUNDS

                                  POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of the Marquis Funds, The Arbor Fund, The Advisors' Inner Circle Fund, Expedition Funds and Oak Associates Funds (the "Trusts"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Todd B. Cipperman and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statements on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/James M. Storey                          Date: November 10, 1997
----------------------                            -----------------
James M. Storey
Trustee